                                                                   EXHIBIT 10.25

                         SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT dated as of November 10, 1998, between MEDI-JECT CORPORATION, a Minnesota corporation (the "Company"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS").

                               R E C I T A L S :

          A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, on the Closing Date (as defined below), 1,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the Company's Warrant for the purchase of shares of Common Stock of the Company (the "Warrant") which shall be issued to EIS for aggregate consideration of US$1,000,000 (one million United States dollars), to be paid by EIS to the Company on the Closing Date.

          B. The Company and Elan Corporation have entered into a License and Development Agreement of even date herewith (the "License Agreement"), for the purpose of researching, developing and commercializing the Auto-Injector Technology (as that term is defined therein). Capitalized terms used herein which are not otherwise defined shall have the same meanings as ascribed to them in the License Agreement. The parties intend, as provided herein, that the proceeds of the issuance of Series A Preferred Stock shall be applied by the Company solely for the payment of the license fee by the Company for the Auto-Injector Technology.

                              A G R E E M E N T :

          NOW THEREFORE, the parties agree as follows:

          SECTION 1.  Closing.  (a)  Time and Place. The closing of the
                      -------        --------------
transactions contemplated hereby (the "Closing") shall occur simultaneous with the execution of this Agreement on the date hereof (the "Closing Date"), at the offices of counsel to EIS or such other place as the parties may agree.

               (b)  Issuance of the Series A Preferred Stock. At the Closing,
                    ----------------------------------------
the Company shall issue and sell to EIS, and EIS shall purchase from the Company, 1,000 shares of Series A Preferred Stock, and a warrant to purchase 280,000 shares of Common Stock of the Company for an aggregate purchase price of US $1,000,000 (one million United States dollars).

               (c)  Delivery. At the Closing, EIS shall pay the purchase price
                    --------
for the Series A Preferred Stock by wire transfer of immediately available funds in accordance with the Company's instructions, and the parties hereto shall execute and deliver to each other, as applicable: (i) a certificate or certificates for the shares of the Series A Preferred Stock (against payment of the purchase price therefor); (ii) certificates as to the incumbency of the officers executing this Agreement and each of the other documents or instruments executed in connection herewith; (iii) the Warrant for the issuance of shares of Common Stock to EIS and (iii) each of the other documents or instruments executed in connection herewith (together, with this Agreement, the "Transaction Documents"). In addition, at the Closing, the Company shall cause to be delivered to EIS an opinion of counsel, from Dorsey & Whitney LLP, in the form and substance reasonable acceptable to EIS. As a condition precedent for the transactions contemplated herein, prior to or simultaneous with the Closing, the Company and Elan Corporation shall have executed and delivered the to each other the License Agreement.

               (d)  Exemption from Registration. The Series A Preferred Stock
                    ---------------------------
will be issued under an exemption or exemptions from registration under the Securities Act of 1933, as amended; accordingly, the certificates evidencing the Series A Preferred Stock shall, upon issuance, contain the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED
          NOVEMBER 10,   1998, BY AND BETWEEN MEDI-JECT CORPORATION AND ELAN
          INTERNATIONAL SERVICES, LTD.

          SECTION 2.  Representations and Warranties of the Company. Except as
                      ---------------------------------------------
set forth in the Schedule of Exceptions attached hereto as Exhibit 1, the
                                                           ---------
Company hereby represents to EIS on behalf of itself and, as applicable, its subsidiaries and affiliates:

               (a)  Organization and Qualification. The Company is duly
                    ------------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as defined below) on the business, prospects, properties or condition (financial or otherwise) of the Company. Annexed hereto as Exhibit A is true and complete copy of the Company's Articles of Incorporation, as amended, as of the date hereof, together with all certificates of designations related thereto. Annexed hereto as Exhibit B is a true and complete copy of the Company's bylaws, as amended, as of the date hereof. Annexed hereto as Exhibit C is a true and complete copy of the Certificate of Designations related to the Series A Preferred Stock (the "Certificate of Designations") which the Company represents and warrant contains all of the designations, rights and preferences of the Series A Preferred Stock and has been filed and is effective as of the date hereof.

               (b)  Capitalization.  (i) Immediately prior to the Closing of the
                    --------------
transactions contemplated hereby: the authorized capital stock of the Company consisted of 17,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock; of the authorized Common Stock, 7,123,762 shares are issued and outstanding; of the authorized Preferred Stock, 10,000 are designated Series A Preferred Stock. and no other shares of Preferred Stock have been designated; and as of the date hereof, there are no shares of Preferred Stock issued and outstanding. Simultaneously herewith, the Company is issuing 1,000 shares of Series A Preferred Stock to EIS.

                    (ii) As of the Closing Date: the Company has reserved (A) 1,415,101 shares of Common Stock for issuance upon exercise of outstanding option grants to employees, directors and consultants of the Company, (B) 429,949 shares of Common Stock for future option grants to employees, directors and consultants of the Company, (C) 2,787,893 shares of Common Stock for issuance upon exercise of outstanding warrants, including 280,000 shares of Common Stock issuable upon exercise of the Warrant, dated of even date herewith, issued by the Company to EIS and (D) 2,000,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock. In addition, the Company has reserved (E) 9,000 shares of Series A Preferred Stock for issuance as dividend distributions in the event the Company does not have sufficiently legally available funds for payment of a cash distribution on a dividend payment date. Other than the foregoing, there are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion privileges or rights presently outstanding to purchase, subscribe for or otherwise acquire, or any securities into or exercisable for or into, any of the Company's authorized but unissued capital stock. Except as otherwise provided herein, there are no agreements to register any of the Company's outstanding securities under the U.S. federal securities laws.

                    (iii) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable state and federal laws and regulations governing the sale and purchase of securities, all of such shares have been duly and validly issued and are fully paid and non-assessable, and none of such shares carries preemptive or similar rights.

               (c)  Authorization of Transaction Documents. The Company has full
                    --------------------------------------
corporate power and authority to execute and deliver this Agreement, and each of the other Transaction Documents, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of the Transaction Documents (including the issuance and sale of the Series A Preferred Stock) have been authorized by all requisite corporate actions by the Company; and the Transaction Documents (including the issuance and sale of the Series A Preferred Stock) have been duly executed and delivered by the Company, are the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally, and except as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by U.S. federal or state securities laws.

               (d)  No Conflicts. The execution, delivery and performance by the
                    ------------
Company of the Transaction Documents (including the issuance and sale of the Series A Preferred Stock), and compliance with the provisions thereof by the Company, will not (i) violate any provision of applicable law, statute, rule or regulation applicable to the Company or, to the Company's knowledge, any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of their respective properties or assets or (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance (as defined below) upon any of the properties or assets of the Company under its Articles of Incorporation, as amended and restated, any other or similar certificates of designations or Bylaws, or any material contract to which the Company is a party, except where such violation, conflict or breach would not, individually or in the aggregate, have a material adverse effect on the business properties, condition (financial or otherwise), operations or prospects of the Company ("Material Adverse Effect"). As used herein, "Encumbrance" shall mean any lien, charge, encumbrance, equity, claim, option, proxy, pledge, security interest, or other similar right of any nature, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

               (e)  Approvals. No material permit, authorization, consent or
                    ---------
approval of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of the Transaction Documents (including the issuance and sale of the Securities or the filing of the Certificate of Designations) by the Company except for the filing of a Form D with the Securities and Exchange Commission and any required notices or filings and with the Nasdaq Stock Market.

               (f)  Filings and Financial Statements. (i) The Company has filed
                    --------------------------------
its annual report on Form 10-K for the year ended December 31, 1997, its related proxy materials and its quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 1998 (collectively, including all exhibits and schedules required to be filed in connection therewith, the "SEC Filings") with the Securities and Exchange Commission, the Nasdaq Stock Market and any other required person or entity (governmental or otherwise) in a timely manner and as otherwise required by applicable laws and regulations, including the federal securities acts. The audited financial statements of the Company for the fiscal year ended December 31, 1997 included in the SEC Filings (the "Audited Financial Statements"), and the Company's unaudited balance sheet for the period ending June 30, 1998, together with the accompanying statements of operations and cash flows including the notes thereto (the "June Financial Statements"; collectively, with the Audited Financial Statements, the "Financial Statements") are accurate and complete in all material respects and fairly present the financial condition of the Company as at the dates thereof and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated in such financial statements or the notes thereto), subject, in the case of the June Financial Statements, to normal year-end audit adjustments (which shall not be material in the aggregate) and the absence of footnote disclosures.

               (g)  Taxes and Plans. (i) The Company has filed in a timely
                    ---------------
manner all material federal, state, local and foreign tax returns, reports and filings (collectively, "Returns"), including income, franchise, property and other taxes, and has paid or accrued the appropriate amounts reflected on such Returns. None of the Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority.

                    (ii) The Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the Code, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company.

               (h)  Absence of Changes. Since December 31, 1997, there has not
                    ------------------
been (a) any Material Adverse Effect on the Company; (b) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Effect on the Company; (c) any declaration, setting aside or payment of any dividend or other distribution or payment (whether in cash, stock or property) in respect of the capital stock of the Company, or any redemption or other acquisition of such stock by the Company (other than the repurchase of unvested shares of Common Stock held by employees of or consultants to the Company upon termination of employment or consultancy in accordance with the provisions of the Company's equity incentive plan and agreements); (d) any disposal or lapse of any trade secret, invention, patent, patent application or continuation (in whole or in part), trademark, trademark registration, service mark, service mark registration, copyright, copyright registration, or any application therefor or filing in respect thereof (collectively, and together with any and all know-how, trade secrets and proprietary business or technology information, the "Intellectual Property"); (e) loss of the services of any of the key officers or key employees of the Company; (f) any incurrence of or entry into any liability or Encumbrance, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of $100,000; or (g) any material change by the Company in accounting methods or principles or (h) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Company's financial statements as of or for the year ended December 31, 1997 (the "Financial Statements"), as furnished to EIS in writing, except changes in the ordinary course of business that have not, individually or in the aggregate, had a Material Adverse Effect or changes reflected in the SEC Filings.

               (i)  No Liabilities. Except as set forth in the SEC Filings,
                    --------------
since June 30, 1998 the Company has not incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business and that have not, individually or in the aggregate, had a Material Adverse Effect.

               (j)  Properties and Assets; Etc. (a) The Company does not own any
                    --------------------------
interest in real property, and (b) the Company owns or has the right to use pursuant to license, sub-license, agreement or permission all Intellectual Property necessary for the operation of its business as presently conducted, including patents, patent applications, continuations, continuations-in-part, extensions, trademarks and trademark applications, know-how and other Intellectual Property, as reflected in the Financial Statements, subject in each case, to no Encumbrances required to be disclosed in the Financial Statements except as set forth therein. All of the Company's Intellectual Property which is owned by the Company is owned free and clear of all liens, claims and encumbrances; none of the Company's rights in or use of such Intellectual Property has been or is currently being threatened to be, challenged; to the Company's knowledge, without making any inquiry other than those, if any, routinely conducted by the Company in the ordinary course of business, no current or currently planned product based upon the Company's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell, market or manufacture such products; and the Company is not aware, after due inquiry, of any actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. None of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated. All of the Company's patent applications, trademark applications, service mark applications, trade name applications and copyright applications have been duly filed with the appropriate regulatory authorities.

               (k) The Company has and maintains fire and casualty insurance policies, sufficient in amount, subject to reasonable deductibles, to allow it to replace any of its properties that may become damaged or destroyed.

               (l) The Company, its business and properties and assets are in compliance, in all material respects, with all applicable laws and regulations, including without limitation, those relating to (a) health, safety and employee relations, (b) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment, and (c) the development, commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable, applicable foreign regulatory authorities.

               (m)  Legal Proceedings, etc. Except as set forth in the Company's
                    ----------------------
SEC Filings, there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or, to the Company's knowledge, threatened against the Company.

               (n)  Disclosure. The representations and warranties set forth
                    ----------
herein do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading, in light of the circumstances under which they were made.

               (o)  Brokers or Finders. The Company has not retained any
                    ------------------
investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents; and no person or entity is entitled to any fee or compensation in respect thereof.

          SECTION 3.  Representations, Warranties and Covenants of EIS. EIS
                      ------------------------------------------------
hereby represents, warrants and covenants to the Company as follows:

               (a)  Organization. EIS is a corporation duly organized, validly
                    ------------
existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. EIS is qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business or condition (financial or otherwise) of EIS.

               (b)  Authorization of Agreement. EIS has full legal right, power
                    --------------------------
and authority to enter into this Agreement and purchase and accept the Series A Preferred Stock, and perform its obligations hereunder, which have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by EIS and is the valid and binding obligations of EIS, enforceable against EIS in accordance with its terms.

               (c)  No Conflicts. The execution, delivery and performance by EIS
                    ------------
of this Agreement, the purchase and acceptance of the Series A Preferred Stock and compliance with provisions hereof by EIS, will not (i) violate any provisions of applicable law, statute, rule or regulation or, to the best of EIS's knowledge, any ruling, injunction, order, judgment or decree of any court, arbitration, administrative agency of other governmental body applicable to EIS of any of its properties or assets or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time to both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of EIS under the organizational documents of EIS or any material contract to which EIS is party, except where such violation conflict or breach would not, individually or in the aggregate, have a material adverse effect on EIS.

               (d)  Approvals. No permit, authorization, consents or approval of
                    ---------
or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement by EIS.

               (e)  Investment Representations.
                    --------------------------

                    (i) EIS has not been formed solely for the purpose of entering into the transactions described herein and is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for sale in connection with, any distribution of any part thereof.

                    (ii) EIS understands that the offer and sale of the Series A Preferred Stock has not been, and will not be, registered under the Securities Act of 1933 as amended, (the "Securities Act"), by reason of a specific exemption from the Registration provisions of the Securities Act that depends, among other things, the bona fide nature of EIS's investment intent and the accuracy of EIS's representations as expressed herein and in response to the Company's inquiries. EIS further understands that no public market now exists for the Series A Preferred Stock, and the Company has made no assurances that such a public market will ever exist for the Series A Preferred Stock.

                    (iii) EIS has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of this transaction. All questions raised by EIS have been answered to its satisfaction, and all information requested by EIS has been supplied.

                    (iv) EIS's decision to enter into the transactions contemplated hereby is based on its own evaluation of the risk and merits of the purchase and the Company's proposed business activities. EIS acknowledges that the Series A Preferred Stock or the Common Stock issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. EIS is aware of the provisions of Rule 144 promulgated under the Securities Act, which may permit resale of the Series A Preferred Stock, subject to the satisfaction of certain conditions.

                    (v) Nothing contained in this Section 3(e) shall limit any of the Company's representations or warranties or limit EIS's recourse in respect thereof.

                    (vi) EIS has not retained any investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents; and no person or entity is entitled to any fee or compensation in respect thereof.

                    (vii) EIS has a net worth in excess of US $5,000,000 (five million United States dollars).

          SECTION 4.  Covenants.
                      ---------

               (a)  Fully-Diluted Stock Ownership. (i) Notwithstanding any other
                    -----------------------------
provision of this Agreement, in the event that EIS shall have determined that at any time it (together with its Affiliates, if applicable) holds or has the right to receive or the obligation to accept from the Company Common Stock (or securities or rights, options or warrants exercisable, exchangeable or for or into Common Stock) representing in the aggregate in excess of 19.9% of the Company's outstanding Common Stock (assuming any such exercise, exchange or conversion, but not the exercise, exchange or conversion of any other similar securities), EIS shall have the right, in its sole discretion, rather than acquiring such securities from the Company, to exchange such number of securities as are necessary to bring its holdings to below 19.9% of the voting securities of the Company, for non-voting, no liquidation preference equity securities of the Company (which shall be reasonably satisfactory to the Company and EIS), which equity securities shall be entitled to all of the other rights and benefits of the Common Stock. In the event that EIS shall undertake to exercise such right, the Company shall use its good faith best efforts to obtain the approval of the terms of such equity securities by its shareholders if so required by law, and EIS shall retain the additional right to exchange such new class of equity security for Common Stock, in its discretion. In the event the Company has exercised its rights under Section 4(e) hereof and such approval is required but not obtained, the Company's rights under such Section 4(e) shall be deemed null and void.

                    (ii) Notwithstanding anything contained herein to the contrary, the Company shall not issue a number of shares of Common Stock upon conversion of the Series A Preferred Stock in excess of 20% of the number of shares of Common Stock outstanding on the date the Series A Preferred Stock was first issued (1,424,752 shares) unless and until the Company shall have received the approval of its shareholders of such issuance as and to the extent required by Nasdaq Rule 4460(i)(1)(d)(ii). At any time that the Series A Preferred Stock is convertible pursuant to its terms and the number of shares that would be issuable upon conversion of the Series A Preferred Stock shall exceed such number of shares, the Company, upon the request of a holder of Series A Preferred Shares, shall submit the approval of such issuance to its shareholders for approval to the extent required by Nasdaq Rule 4460(i)(1)(d)(ii).

               (b)  Use of Proceeds. The Company shall use the proceeds of the
                    ---------------
sale of the Series A Preferred Stock solely for the purpose of paying the license fee to Elan Corporation pursuant to the License and Development Agreement, dated as of the date hereof.

               (c)  Registration. The Company covenants and agrees that all
                    ------------
shares of Common Stock issuable upon conversion of the Series A Preferred Stock, whether converted by the holder or by the Company, shall at the time of issuance be registered under the Securities Act or shall be freely transferable without volume restriction by EIS pursuant to an exemption from the registration requirements of the Securities Act. The Company shall bear all expenses with respect to any such registration.

               (d)   Further Assurances. From and after the date hereof, each of
                     ------------------
the parties hereto agrees to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of the Transaction Documents or to better to assure and confirm unto each other their respective rights, powers and remedies hereunder and thereunder.

          SECTION 5. Entire Agreement.  This Agreement and the other
                     ----------------
Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

          SECTION 6. Survival and Indemnification.
                     ----------------------------

               (a)   Survival Period.  The representations and warranties of the
                     ---------------
Company contained herein shall survive until the redemption of all shares of the Series A Preferred Stock or their conversion into shares of Common Stock (the "Survival Period").


               (b)   Indemnification. In addition to all rights and remedies
                     ---------------
available to the parties hereunder at law or in equity, the Company shall indemnify EIS, and its respective affiliates, and EIS' and its respective affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Indemnified Person"), and save and hold EIS harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all losses, cost, or damages, arising out of claims by or on behalf of such Indemnified Person or any third party, (collectively, "Losses"), that any such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with or relating to:

                    (i) any misrepresentation or breach of warranty on the part of the Company under Section 2 of this Agreement; or

                    (ii) any breach or failure to perform of any covenant or agreement on the part of the Company under Section 4 of this Agreement;

               (c)  Investigation. All indemnification rights hereunder shall
                    -------------
survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby to the extent provided in Section 6(b) above, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

               (d)  Contribution. If the indemnity provided for the this Section
                    ------------
6 shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 6(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 6(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 6 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal part to any such lawsuit, claims or other proceedings.

               (e)  Limitation. No claim shall be brought by an Indemnified
                    ----------
Person in respect of any misrepresentation or breach of warranty under this Agreement after the Survival Period unless written notice thereof shall have been provided prior to the expiration of the Survival Period, in which case such surviving claims shall be limited to those in such notice; and any claim for nonfulfillment, default or breach of any covenant shall be brought within one year of the date of that such Indemnified Person became aware or should have become aware of the nonfulfillment, default or breach, unless written notice thereof shall have been provided prior to such one -year period, in which case such surviving claims shall be limited to those in such notice. Except as set forth in the previous sentence and in Section 6(c) above, this Section 6 is not intended to limit the rights or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

          SECTION 7.  Notices.  All notices, demands and requests of any kind to
                      -------
be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified first-class mail, return receipt requested and postage prepaid, or by facsimile transmission, addressed as follows:

               (i) if to the Company, to:

               Medi-Ject Corporation
               161 Cheshire Lane
               Suite 100
               Minneapolis, Minnesota 55441
               Facsimile:  (612) 476-1009
               Attention:  Chief Executive Officer

               with a copy to:

               Dorsey & Whitney LLP
               2200 First Bank Place East
               Minneapolis, Minnesota 55402
               Facsimile: (612)340-8827
               Attention:  Karin Keitel, Esq.

               (ii) if to EIS, to:

               Elan International Services, Ltd.
               102 St. James Court
               Flatts, Smiths Parish
               Bermuda, SL04
               Facsimile: (441) 292-2224
               Attention:  Director

               with a copy to:

               Cohen & Tauber LLP
               1350 Avenue of the Americas
               26th Floor
               New York, New York 10019
               Facsimile: (212) 519-5195
               Attention: Laurence Tauber

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 7. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery or facsimile transmission, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

          SECTION 8.  Amendments.  This Agreement may not be modified or
                      ----------
amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS.

          SECTION 9.  Withholding.  The Company agrees to pay to any holder of
                      -----------
the Series A Preferred Stock that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due with respect to any dividend payment being made to such person with respect thereto, after deduction for or withholding in respect of any U.S. taxes imposed with respect to any such dividend payment (or, in lieu thereof, payment of such U.S. taxes by such non-U.S. person), will not be less than the amount which would otherwise be distributed to such non-U.S. person, absent such deduction, withholding or payment.

          SECTION 10. Counterparts and Facsimile.  The Transaction Documents
                      --------------------------
may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

          SECTION 11. Headings.  The section and paragraph headings contained
                      --------
in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

          SECTION 12. Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

          SECTION 13.  Expenses.  Each of the parties shall be responsible for
                       --------
its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

          SECTION 14.  Public Releases; Etc.  The parties shall reasonably agree
                       --------------------
in writing upon the contents of any press release or releases and other public disclosure in respect of the transactions contemplated hereby, and no such press release or disclosure shall be made except as so agreed, except as may otherwise be required by applicable law or judicial or administrative process or pursuant to arrangements with financial, accounting or legal advisors.

          SECTION 15.  Schedules, etc.  All statements contained in any exhibit
                       --------------
or schedule delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

          SECTION 16.  Assignments.  This Agreement and all of the provisions
                       -----------
hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. EIS may transfer and assign its rights hereunder and to the Shares to any of its Affiliates without the prior consent of the Company. EIS may not transfer or assign its rights hereunder and to the Series A Preferred Stock to any other party without the prior consent of the Company, which consent shall not be unreasonably withheld or delayed.


                           [Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.


                                  MEDI-JECT CORPORATION.



                                  By:   ______________________________________
                                        Frank Pass
                                        President and Chief Executive Officer


                                        ELAN INTERNATIONAL SERVICES, LTD.



                                  By:   ______________________________________
                                        Kevin Insley, President